UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8-K/A
                               (Amendment No. 1)


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 August 6, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                               BARRICODE, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 ______________________________________________
                 (State or other jurisdiction of incorporation)


       333-143750                                         20-4662814
________________________                       _________________________________
(Commission File Number)                       (IRS Employer Identification No.)


                             112 NORTH CURRY STREET
                            CASON CITY, NEVADA 89703
               __________________________________________________
               (Address of principal executive offices)(Zip Code)


                                 (775) 284-3769
               __________________________________________________
               Registrant's telephone number, including area code


         _____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are amending our Current Report on Form 8-K dated August 6, 2009 and filed on August 12, 2009 to re-state Item 4.01 as follows:

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 6, 2009, at the request of Moore & Associates Chartered ("Moore"), our independent registered public accountants, our Board of Directors dismissed Moore as such accountants. On the same date, August 6, 2009, the accounting firm of Seale and Beers, CPAs was engaged by our Board of Directors as our new independent registered public accountants. None of the reports of Moore on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our unaudited financial statements for the fiscal quarter ending January 31, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

On September 2, 2009, we were advised that on August 27, 2009 the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

We have requested that Moore furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. We have been advised by Moore that it will not comply with our request.


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


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(d)  Exhibits

No.    Exhibits
____   ________

16.1




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 28, 2009

                                 BARRICODE, INC.
                                  (Registrant)



                                 By: /s/ THOMAS DELANEY
                                 ____________________________________
                                 Name:  Thomas Delaney
                                 Title: President and Chief Executive
                                        and Financial Officer


EXHIBIT INDEX

Exhibit No.    Description of Exhibit
___________    ______________________

16.1


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